UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 25, 2006 (April 23, 2006)

Date of report (Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8105 Irvine Center Drive, 15th Floor, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 585-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On April 23, 2006, Commercial Capital Bancorp, Inc. (the “Company”), Washington Mutual, Inc. (“Washington Mutual”), and Bruin Acquisition Inc., a wholly owned subsidiary of Washington Mutual (“Bruin”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Washington Mutual will acquire all of the outstanding shares of the Company for $16.00 per share in cash, or approximately $983 million in the aggregate. Under the terms of the Merger Agreement, the Company is to be acquired by Washington Mutual through a merger of Bruin with and into the Company, with the Company as the surviving corporation.

The transaction is expected to close in the third calendar quarter of 2006, pending regulatory approval, approval of the Merger Agreement by the Company’s shareholders and the satisfaction of other customary closing conditions.

The preceding disclosure is qualified in its entirety by reference to the Merger Agreement and a press release, which are attached as Exhibits 2.1 and 99.1 to this Form 8-K, respectively, and are incorporated herein by reference.

Item 2.02 Results of Operation and Financial Condition.

On April 24, 2006, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01 Other Events.

On April 23, 2006, the Company and Washington Mutual issued a joint press release announcing that the Company and Washington Mutual had entered into a Merger Agreement, dated as of April 23, 2006, pursuant to which Washington Mutual will acquire all of the outstanding shares of the Company for $16.00 per share in cash.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The description of the Merger Agreement contained in Item 1.01of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

2.1	Agreement and Plan of Merger, dated as of April 23, 2006, among Washington Mutual, Inc., Bruin Acquisition Inc. and Commercial Capital Bancorp, Inc.
99.1	Press release jointly issued by Washington Mutual, Inc. and Commercial Capital Bancorp, Inc., dated April 23, 2006.
99.2	Press release dated April 24, 2006, announcing the Company’s earnings for the three months ended March 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon
Stephen H. Gordon
Chairman of the Board and
Chief Executive Officer

Date: April 25, 2006